Exhibit 99.6

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF DPCM CAPITAL, INC.

References in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to “we,” “us,” “our” or the “Company” refer to DPCM Capital, Inc. References to our “management” or our “management team” refer to our officers and directors, and references to the “Sponsor” refer to CDPM Sponsor Group, LLC. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in the Company’s most recent Quarterly Report on Form 10-Q filed August 15, 2022. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Special Note Regarding Forward-Looking Statements

This “Management’s Discussion and Analysis of Financial Condition and Results of Operations” includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” including, without limitation, statements in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s most recent Quarterly Report on Form 10-Q filed August 15, 2022 and the Company’s Annual Report on Form10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2022 (the “Form 10-K”). The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Overview

We were a blank check company formed under the laws of the State of Delaware on March 24, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”).

On August 5, 2022, we completed our Business Combination with D-Wave as described below.

The Transaction

On February 7, 2022, we entered into a transaction agreement (as amended, the “Transaction Agreement”) with D-Wave Quantum Inc., a Delaware corporation and our direct, wholly-owned subsidiary (“NewCo”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of NewCo (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of NewCo (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo (“ExchangeCo”), and D-Wave Systems Inc., a British Columbia company(“D-Wave”),relating to a proposed Business Combination between the Company and D-Wave (the “Transaction”).

In connection with the Transaction, NewCo filed a registration statement on Form S-4 (File No. 333-263573) with the SEC on March 15, 2022 (the “NewCo FormS-4”) that included a preliminary prospectus with respect to NewCo’s securities to be issued in connection with the Transaction and a preliminary proxy statement with respect to the meeting of our stockholders to vote on the Transaction (the “Special Meeting”). On July 13, 2022, the NewCo Form S-4 was declared effective by the SEC and we subsequently filed the definitive proxy statement/prospectus (the “Definitive Proxy Statement/Prospectus”) with the SEC. On August 5, 2022, the Company, NewCo, Merger Sub, CallCo, ExchangeCo, and D-Wave consummated the Transaction, following the approval of our stockholders at the Special Meeting held on August 2, 2022.

Transaction Agreement

Pursuant to the Transaction Agreement, among other things, (a) on the date of the closing of the Transaction (the “Closing”, and such date, the “Closing Date”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving company after the Merger, as a result of which we became a direct, wholly owned subsidiary of NewCo, with our stockholders receiving shares of NewCo common stock, par value $0.01 per share (“NewCo Common Shares”), in the Merger; and (b) immediately following the Merger, by means of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), (i) CallCo acquired a portion of the issued and outstanding share capital of D-Wave(“D-Wave Shares”) from certain holders in exchange for NewCo Common Shares (the “NewCo Share Exchange”), (ii) CallCo contributed such D-Wave Shares to ExchangeCo in exchange for shares of ExchangeCo’s non-par value common stock (“ExchangeCo Common Shares”), (iii) following the NewCo Share Exchange, ExchangeCo acquired the remaining issued and outstanding D-Wave Shares from the remaining holders of D-Wave Shares in exchange for the exchangeable shares in the capital of ExchangeCo (the “Exchangeable Shares”) and (iv) as a result of the foregoing, D-Wavebecame a wholly-owned subsidiary of ExchangeCo. The holders of the Exchangeable Shares have certain rights as specified in the Exchangeable Share Term Sheet (as defined in the Transaction Agreement), including the right to exchange Exchangeable Shares for NewCo Common Shares.

The Transaction was structured to provide our public stockholders that did not redeem their shares of our Class A common stock with a pro rata right to a pool of up to an additional 5,000,000 NewCo Common Shares. None of the holders of the Founder Shares (as defined below) received the benefit of such additional shares. Upon the Closing, the public stockholders that did not elect to redeem their shares of our Class A common stock in connection with the Transaction received 1.4541326 NewCo Common Shares for each share of Class A common stock (the “Exchange Ratio”). Additionally, upon the Closing, all of our outstanding warrants converted into the right to receive warrants of NewCo (“NewCo Warrants”). Each such NewCo Warrant is exercisable for 1.4541326 NewCo Common Shares, at any time commencing 30 days after the Closing.

The terms of the Transaction Agreement and other related ancillary agreements, including those briefly described below, are summarized in more detail in the Definitive Proxy Statement/Prospectus.

Sponsor Support Agreement

Concurrently with the execution of the Transaction Agreement, we entered into a sponsor support agreement (the “Sponsor Support Agreement”) with the Sponsor, NewCo and D-Wave, pursuant to which, among other things, the Sponsor agreed to (i) vote in favor of the Transaction Agreement and the Transaction, (ii) a certain number of NewCo Common Shares becoming subject to certain vesting conditions immediately prior to, and contingent upon, the Closing, (iii) reimburse or otherwise compensate the Company for certain expenses in excess of our permitted expenses under the Transaction Agreement and (iv) the forfeiture of certain Founder Shares.

Pursuant to the terms of the Sponsor Support Agreement, immediately prior to the Closing, the Sponsor has agreed to forfeit 1,196,663 Founder Shares, and to potentially forfeit an additional 906,563 Founder Shares depending on the Transaction-related expenses and amount of redemptions by our public stockholders in connection with the Transaction. The Sponsor will also subject 1,813,125 NewCo Common Shares (the “Earn-out Shares”) it receives in the Transaction to an earn-out based on the price of the NewCo Common Shares following the Closing, as follows: if, at any time during the period following the Closing and expiring on the fifth anniversary of the Closing Date, the last reported sales price of the NewCo Common Shares equals or exceeds an amount equal to (x)(1) $10.00 divided by (2) the Exchange Ratio multiplied by (y) 1.2, for any 20 trading days within any 30-tradingday period, the Earn-out Shares will automatically vest and no longer be subject to forfeiture pursuant to the Sponsor Support Agreement.

On June 16, 2022, the Sponsor, the Company, NewCo and D-Wave entered into the Amended and Restated Sponsor Support Agreement (the “A&R SSA”). Pursuant to the A&R SSA, the parties thereto agreed to amend and restate the Sponsor Support Agreement dated as of February 7, 2022 (the “Original SSA”) to, among other things, (i) vote in favor of the Transaction Agreement and the Transaction, (ii) reimburse or otherwise compensate the Company for an aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, or otherwise payable (and not otherwise expressly allocated to D-Wave or any of its subsidiaries or any holder of D-Wave shares, D-Wave options or D-Wave warrants pursuant to the terms of the Transaction Agreement or any ancillary document), whether or not due, by the parties in connection with the negotiation, preparation or execution of the Transaction Agreement or any ancillary documents, the performance of its covenants or agreements in the Transaction Agreement or any ancillary document or the consummation of the Transaction, including any Company Expenses in excess of the sum of $6,750,000 and (iii) the forfeiture of 4,484,425 Founder Shares.

Transaction Support Agreements

Concurrently with the execution of the Transaction Agreement, we entered into the transaction support agreements with D-Wave and certain D-Wave shareholders (collectively, the “Supporting Shareholders”), pursuant to which each such Supporting Shareholder agreed to, among other things, support and vote in favor of the Company Arrangement Resolution (as defined in the Transaction Agreement).

PIPE Subscription Agreements

Concurrently with the execution of the Transaction Agreement, we entered into subscription agreements with NewCo and certain investors (collectively, the “PIPE Investors”), pursuant to which, among other things, each PIPE Investor subscribed to and agreed to purchase on the Closing Date, and NewCo agreed to issue and sell to each such PIPE Investor on the Closing Date, the number of NewCo Common Shares (“PIPE Shares”) equal to the purchase price set forth therein, divided by $10.00 and multiplied by the Exchange Ratio (as defined in the Transaction Agreement), totaling $40.0 million of PIPE Shares in the aggregate, such that the PIPE Investors purchased 5,816,528 PIPE Shares in the aggregate (the “PIPE Financing”).

On May 13, 2022, each of Citi and Morgan Stanley resigned from their roles as co-placement agents in connection with the PIPE Financing and waived any fees to which they were entitled pursuant to their respective engagements.

Registration Rights and Lock-Up Agreement

At the Closing of the Transaction, NewCo, the Sponsor, the other holders of Founder Shares and each D-Wave shareholder party thereto, pursuant to the Plan of Arrangement, became parties to a registration rights and lock-up agreement, pursuant to which, among other things, each of the Sponsor, the other holders of Founder Shares and such D-Wave shareholders (a) agreed not to effect any sale or distribution of certain equity securities of NewCo held by any of them during the lock-up period described therein and (b) were granted certain registration rights with respect to their respective NewCo Common Shares, in each case, on the terms and subject to the conditions set forth therein.

Results of Operations

Our only activities through June 30, 2022 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and, since the Initial Public Offering, our activity has been limited to identifying a target company for a Business Combination and consummating the Transaction. Until the consummation of the Transaction, we generated non-operating income in the form of interest income on marketable securities held in the trust account established for the benefit of our public stockholders in connection with the Initial Public Offering (the “Trust Account”), and we incurred expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with searching for, and completing, a Business Combination, including the Transaction.

For the three months ended June 30, 2022, we had net income of $5,592,693, which consists of change in fair value of warrant liabilities of $5,769,000, unrealized gain on marketable securities held in the Trust Account of $18,814, interest earned on marketable securities held in the Trust Account of $378,382, reduction of deferred underwriting fee of $234,500, offset by operating costs of $788,202 and provision for income taxes of $19,801.

For the six months ended June 30, 2022, we had net income of $2,170,190, which consists of change in fair value of warrant liabilities of $4,487,400, unrealized gain on marketable securities held in the Trust Account of $16,538, interest earned on marketable securities held in the Trust Account of $427,040, reduction of deferred underwriting fee of $234,500, offset by operating costs of $2,975,487 and provision for income taxes of $19,801.

For the three months ended June 30, 2021, we had net loss of $1,333,958, which consists of change in fair value of warrant liabilities of $640,000, operating costs of $699,331 and unrealized loss on marketable securities held in the Trust Account of $7,324, offset by interest earned on marketable securities held in the Trust Account of $12,697.

For the six months ended June 30, 2021, we had net income of $14,064,062, which consists of the change in fair value of warrant liabilities of $15,480,000, and interest earned on marketable securities held in the Trust Account of $71,528, offset by operating costs of $1,481,203 and unrealized loss on marketable securities held in the Trust Account of $6,283.

Liquidity and Capital Resources

Until the consummation of the Initial Public Offering, our only source of liquidity was an initial purchase of shares of Class B common stock, par value $0.0001 per share (“Founder Shares”), by the Sponsor and loans from the Sponsor.

On October 23, 2020, we consummated the Initial Public Offering of 30,000,000 units (“Units”), at $10.00 per unit, generating gross proceeds of $300,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the Private Placement of 8,000,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $8,000,000.

Following the Initial Public Offering and the sale of the Private Placement Warrants, a total of $300,000,000 was placed in the Trust Account. We incurred $16,977,876 in transaction costs, including $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $477,876 of other costs.

For the six months ended June 30, 2022, cash used in operating activities was $467,316. Net income of $2,170,190 was affected by interest earned on marketable securities held in the Trust Account of $427,040, change in fair value of warrant liabilities of $4,487,400, reduction of deferred underwriting fee of $234,500 and unrealized gain on marketable securities held in the Trust Account of $16,538. Changes in operating assets and liabilities provided $2,527,972 of cash for operating activities.

For the six months ended June 30, 2021, cash used in operating activities was $731,123. Net income of $14,064,062 was affected by interest earned on marketable securities held in the Trust Account of $71,548, change in fair value of warrant liabilities of $15,480,000 and unrealized loss on marketable securities held in the Trust Account of $6,283. Changes in operating assets and liabilities provided $750,080 of cash for operating activities.

As of June 30, 2022, we had cash and marketable securities held in the Trust Account of $300,626,900 (including $626,900 of interest income and unrealized gains) consisting of U.S. Treasury Bills with a maturity of 185 days or less. Interest income on the balance in the Trust Account may be used by us to pay taxes. Through June 30, 2022, we had not withdrawn any interest earned from the Trust Account.

As of June 30, 2022, we had cash of $77,404 outside of the Trust Account. Until the consummation of the Transaction, we used the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

On February 28, 2022, the Sponsor issued an unsecured promissory note of up to $1,000,000 to an affiliate of the Sponsor (the “Sponsor Affiliate Note”), in connection with providing us with additional working capital. The Sponsor Affiliate Note is not convertible and bears no interest. The Sponsor Affiliate Note is due and payable upon the earlier of the date on which we consummate our initial Business Combination or the date that the winding up of the Company is effective. As of June 30, 2022, the Sponsor had borrowed a total of $200,000 under the Sponsor Affiliate Note, which amount was delivered to us for our working capital needs.

On April 13, 2022, we issued an unsecured promissory note of up to $1,000,000 to the Sponsor (the “Sponsor Note”), of which $220,000 was funded by the Sponsor upon execution of the Sponsor Note, in connection with providing us with additional working capital. The Sponsor Note is not convertible and bears no interest. The Sponsor Note is due and payable upon the earlier of the date on which we consummate our initial Business Combination or the date that the winding up of the Company is effective. As of June 30, 2022 the Company had borrowed a total of $220,000 under the Sponsor Note.

The Company may need to raise additional capital through loans or additional investments from its initial stockholders, officers or directors or their affiliates. The Company’s initial stockholders, officers or directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction and reducing overhead expenses. Other than the Sponsor Affiliate Note and the Sponsor Note, in each case as described above, the Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Codification (“ASC”) Topic 205-40, “Basis of Presentation—Going Concern”, management has determined that the liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern, which is considered to be one year from the issuance of these financial statements. On August 5, 2022, we consummated the Transaction, and the uncertainty of the liquidity conditionraises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of June 30, 2022.

Contractual Obligations

Other than the Sponsor Affiliate Note and the Sponsor Note described above, we did not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities, other than an agreement to pay the Sponsor a monthly fee of $10,000 for office space, utilities and secretarial and administrative support. We began incurring these fees on October 20, 2020 and continued to incur these fees monthly until the completion of the Transaction.

The underwriter of the Initial Public Offering was entitled to a deferred fee of $0.35 per Unit, or $10,500,000 in the aggregate. Subject to the terms of the underwriting agreement, (i) the deferred fee was placed in the Trust Account and was to be released to the underwriter only upon the completion of a Business Combination and (ii) the deferred fee would have been waived by the underwriter in the event that we did not complete a Business Combination.

On June 15, 2022, UBS agreed to waive its entitlement to the deferred underwriting commission of $10,500,000 to which it became entitled upon completion of the Company’s Initial Public Offering, subject to the consummation of the Transaction.

We are also party to the Transaction Agreement and related ancillary agreements, as described above.

Critical Accounting Policies and Estimates

The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Warrant Liabilities

We account for our warrants in accordance with the guidance contained in ASC815-40under which the warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the warrants as liabilities at their fair value and adjust the warrants to fair value at each reporting period. These liabilities are subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Placement Warrants and the public warrants for periods where no observable traded price was available are valued using a binomial lattice model. For periods subsequent to the detachment of the public warrants from the Units, the public warrant quoted market price was used as the fair value as of each relevant date.

Class A Common Stock Subject to Possible Redemption

We account for our Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A common stock subject to mandatory redemption is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ deficit. Our Class A common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ deficit section of our condensed balance sheets.

Net Income (Loss) Per Common Stock

Net income (loss) per common stock is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding for the period. We apply the two-class method in calculating income (loss) per common stock. Accretion associated with the redeemable shares of Class A common stock is excluded from income (loss) per common stock as the redemption value approximates fair value.

Recent Accounting Standards

In August 2020, the FASB issued ASU No. 2020-06, “Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current accounting principles generally accepted in the United States of America (“GAAP”). ASU 2020-06 removes certain settlement conditions that are required for equity contracts to qualify for the derivative scope exception and it also simplifies the diluted earnings per share calculation in certain areas. ASU 2020-06is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.

Quantitative and Qualitative Disclosures About Market Risk.

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this item.